Exhibit 10.12

ABL Trademark Security Agreement

ABL Trademark Security Agreement, dated as of October 11, 2007, by ChemPoint.com, Inc., a Nevada corporation (“ChemPoint”), Univar North America Corporation, a Washington corporation (“Univar NA”) and Univar USA Inc., a Washington corporation (“Univar USA”) (ChemPoint, Univar NA and Univar USA, individually, each a “Pledgor”, and, collectively, the “Pledgors”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the ABL Credit Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to an ABL Pledge and Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this ABL Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a)	Trademarks of such Pledgor listed on Schedule I attached hereto;

(b)	all Goodwill associated with such Trademarks; and

(c)	all Proceeds of any and all of the foregoing (other than Excluded Assets).

SECTION 3. Security Agreement. The security interest granted pursuant to this ABL Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this ABL Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this ABL Trademark Security Agreement.

SECTION 5. Counterparts. This ABL Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this ABL Trademark Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

CHEMPOINT.COM INC.

By:

	Name:	Peter Heinz
	Title:	Vice President, General Counsel & Assistant Secretary

UNIVAR NORTH AMERICA CORPORATION

By:

	Name:	Peter Heinz
	Title:	Corporate Secretary

UNIVAR USA INC.

By:

	Name:	Peter Heinz
	Title:	Vice President, General Counsel & Assistant Secretary

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as Collateral Agent

By:

Name:	Christopher Godfrey
Title:	Senior Vice President

Trademark Security Agreement (ABL)

SCHEDULE I

to

ABL TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK
ChemPoint.com, Inc.	2187747	SURESTOCK
Univar North America	2559430	ChemPoint.Com
Univar North America	2442631	ChemPoint.Com and Design
Univar North America	2459904	MASTERLINE
Univar North America	2714133	MASTERLINE
Univar North America	1961375	REMOTESENTRY
Univar North America	1961411	REMOTESENTRY AND DESIGN
Univar North America	2752608	THE UNIVAR HEXAGON
Univar North America	1724817	UNIVAR
Univar USA Inc.	2444845	BALER’S CHOICE
Univar USA Inc.	2612703	EE AND DESIGN
Univar USA Inc.	2917945	GOT WASTE?
Univar USA Inc.	579413	GUARDSMAN
Univar USA Inc.	839411	ICE BITE and Design
Univar USA Inc.	1663154	LIQUICHLOR
Univar USA Inc.	2836063	MOZEL
Univar USA Inc.	2836064	MOZEL and Design
Univar USA Inc.	1748897	CHEMCARE
Univar USA Inc.	1847988	CHEMCARE
Univar USA Inc.	1522121	CHEMCARE & Design
Univar USA Inc.	513636	CHEMCARE & Design
Univar USA Inc.	2806621	CHEMCARE BARRELSLOGO
Univar USA Inc.	1688536	PERFORMANCE POLYMERS
Univar USA Inc.	2908192	PERFORMANCE POLYMERS
Univar USA Inc.	2054686	PESTWEB
Univar USA Inc.	2649295	PESTWEB
Univar USA Inc.	1717285	REDBAND
Univar USA Inc.	025335	REDBAND
Univar USA Inc.	3265417	VALUELINE
Univar USA Inc.	1031849	VANWATERS & ROGERS
Univar USA Inc.	1688590	VAN WATERS & ROGERS INC.
Univar USA Inc.	1721239	VANBLEND
Univar USA Inc.	1635885	VANGUARD
Univar USA Inc.	1118569	VANWET
Univar USA Inc.	1717286	VANZOL
Univar USA Inc.	1679982	VW&R&Design
Univar USA Inc.	1160401	VW&R&Design

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK
NONE